Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CCSC Technology International Holdings Limited (the “Company”) on Form 20-F for the year ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chee Hui Law, Chief Financial Officer (Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 17, 2025

By:	/s/ Chee Hui Law
Name:	Chee Hui Law
Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)